SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 31, 2003

                          INTERNET PICTURES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                   000-26363              52-2213841
            --------                   ---------              ----------
         (State or other              (Commission           (IRS Employer
  jurisdiction of incorporation)      File Number)       Identification Number)


         3160 CROW CANYON ROAD, SAN RAMON, CALIFORNIA                94583
         ------------------------------------------------------------------
          (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (925) 242-4002
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     Effective December 31, 2003, Thomas M. Garrott resigned his position as a Director of Registrant. Mr. Garrott cited personal reasons for his departure from the Board of Directors, and his resignation was not as a result of a disagreement with the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERNET PICTURES CORPORATION

                                         /s/ Paul Farmer
Dated:  February 9, 2004                 -------------------------------
                                         Paul Farmer
                                         Chief Financial Officer